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                                                                   EXHIBIT 10.77



                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

                  THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "First Amendment") is by and among FLEET NATIONAL BANK, a national banking association having an office located at 370 Main Street. Worcester, Massachusetts 01608, (the "Lender"), SPECTRAN CORPORATION, a Delaware corporation with a principal place of business at 50 Hall Road, Sturbridge, Massachusetts ("SpecTran"), SPECTRAN SPECIALTY OPTICS COMPANY, a Delaware corporation with a principal place of business at 150 Fisher Drive, Avon, Connecticut ("Optics"), APPLIED PHOTONIC DEVICES. INC., a Delaware corporation with a principal place of business at 50 Tiffany Street, Brooklyn, Connecticut ("Photonic-Delaware") and SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC., a Delaware corporation with a principal place of business at 50 Hall Road, Sturbridge, Massachusetts ("Communication"). Each of SpecTran, Optics, Photonic-Delaware and Communication are sometimes referred to as a "Borrower" and collectively the "Borrowers".

                  WHEREAS, the Lender, SpecTran, Optics, Communication and Applied Photonic Devices, Inc., a Connecticut corporation with a principal place of business 50 Tiffany Street, Brooklyn, Connecticut ("Photonic") are parties to that certain Loan and Security Agreement dated April 25, 1996 (the "Agreement"); and

                  WHEREAS, Photonic has been merged into Photonic-Delaware; and

                  WHEREAS, Photonic-Delaware should be a party to the Agreement; and

                  WHEREAS, the Lender and the Borrowers desire to amend the Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Borrowers hereby amend the Agreement as set forth hereinafter:

         A.       AMENDMENTS TO AGREEMENT

                  1. The Agreement is amended in its entirety by replacing Photonic with Photonic-Delaware as a party thereto. All representations, warranties, covenants and agreements of Photonic contained in the Agreement are, by operation of law and hereby, assumed by Photonic-Delaware. References to the Borrowers in the Agreement shall mean and include any one or more of SpecTran, Optics, Photonic-Delaware and Communication. All Obligations including all obligations to pay all amounts owed to the Lender pursuant to any and all documents evidencing the Loans, including without limitation the Agreement and the Notes are the joint and several obligations of each of SpecTran, Optics, Photonic-Delaware and Communication. In accordance with Article 4 of the Agreement, Photonic-Delaware, as security for the prompt satisfaction of all of the Obligations, hereby assigns to the Lender, all of its right, title and interest in and to, and grants the Lender a lien upon and a continuing security interest in, all of its assets, including without limitation, the Collateral wherever located, whether now owned or hereafter acquired, together with all replacements therefor and proceeds thereof (including, but without limitation, insurance proceeds) and products thereof all as more fully set forth in Article 4 of the Agreement.

                  2.  Restate the initial paragraph of the Agreement as follows:

                  THIS LOAN AND SECURITY AGREEMENT is dated as of April 25, 1996 and is among SPECTRAN CORPORATION ("SpecTran"), SPECTRAN SPECIALTY OPTICS


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                                                                   EXHIBIT 10.77


                  COMPANY ("Optics"), APPLIED PHOTONIC DEVICES, INC. ("Photonic-Delaware"), SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC. ("Communication") and FLEET NATIONAL BANK (the "Lender"). Each of SpecTran, Optics, Photonic-Delaware and Communication are sometimes referred to as a "Borrower" and collectively the "Borrowers".

                  3. Restate the paragraph under the heading "BACKGROUND" on Page 1 of the Agreement as follows:

                  BACKGROUND. The Borrowers have requested the Lender to lend up to the sum of (i) $14,500,000.00 on a revolving loan basis,
                  (ii) $4,000,000.00 on a term loan basis, and (iii) $3,500,000.00 on a mortgage loan basis (collectively the "Loans") and the Lender is willing to do so upon the terms and conditions hereinafter set forth.

                  4.  Restate Section 1.05(a) of the Agreement as follows:

                  (a) $14,500,000.00; or

                  5.  Restate Section 2.01 the Agreement as follows:

                  2.01 General Terms.

                  Subject to the terms hereof, the Lender will lend the Borrowers the principal sum of (i) $14,500,000.00 on a revolving loan basis, (ii) $4,000,000.00 on a term loan basis, and (iii) $3,500,000.00 on a mortgage loan basis.

                  6.  Restate Section 2.05 of the Agreement as follows:

                  2.05 Term Note.

                      Subject to the terms hereof, the Lender agrees to lend to

                  the Borrowers on a term loan basis the amount of $4,000,000.00, the payment terms to be in accordance with the provisions of the Term Note. Advances under the Term Note will only be made in accordance with and subject to the conditions contained in EXHIBIT 2.05 attached hereto. The outstanding principal balance of the Term Note is to be paid in equal quarterly installments of $200,000.00. The Term Note is to be due and payable in any event on April1, 2001. In addition, the Borrowers will be required to prepay the Term Note to the extent of the Borrowers' "Excess Cash Flow" as defined in the Term Note. The outstanding principal balance of the Term Note shall at no time exceed eighty and nine-tenths percent (80.9%) of the orderly liquidation value of the Borrowers' Equipment, and if, at any time, an excess for any reason shall exist, the full amount of such excess, together with accrued and unpaid interest thereon, shall be immediately due and payable in full.

                  7. Amend Section 2.06 of the Agreement by deleting from the second line "$5,000.000.00" and inserting "$3,500,000.00".

                  8. Amend Exhibit 2.05 of the Agreement by deleting from the eleventh line "seventy-five percent (75%) of the auction value" and inserting "eighty and nine-tenths percent (80.9%) of the orderly liquidation value".

                  9. Amend Exhibit 2.06 of the Agreement be deleting from the sixteenth line "seventy- five percent (75%)" and inserting "eighty percent (80%)".


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                                                                   EXHIBIT 10.77


                  10. Amend Exhibit 5.01 (a) to the Agreement by deleting paragraph 2 and inserting the following:

                  2. The following companies are qualified to do business in the following states:

                            Name             State
                            ----             -----

                      SpecTran               Delaware, Massachusetts

                      Optics                 Delaware, Connecticut

                      Photonic-Delaware      Delaware, Connecticut

                      Communication          Delaware, Massachusetts

         B.       MISCELLANEOUS

                  1. All capitalized terms used herein and not defined herein shall have the meanings ascribed in the Agreement.

                  2. The Borrowers hereby represent and warrant to the Lender that no default or Event of Default exists under the Agreement and they have performed all of their obligations to be performed to date under the Agreement.

                  3. This First Amendment shall not extinguish, terminate or impair any of the obligations of the Borrowers under the Agreement or any of the financing instruments. In addition, this First Amendment shall not release or impair the priority of any security interests or liens held by the Lender on any assets of the Borrowers.

                  4. Except as herein expressly amended, the Agreement and the financing instruments shall remain unchanged and are in full force and effect, and the Borrowers, by executing this First Amendment, hereby ratify and reaffirm each covenant, representation, warranty and agreement contained in the Agreement and the financing instruments.

                  WITNESS the execution hereof as an instrument under seal as of this 4th day of September, 1996.

                                   SPECTRAN CORPORATION

                                   By: /s/ Bruce A. Cannon
                                       ----------------------------------
                                       Its Duly Authorized Officer

                                   SPECTRAN SPECIALTY OPTICS COMPANY

                                   By: /s/ Bruce A. Cannon
                                       ----------------------------------
                                       Its Duly Authorized Officer

                                   APPLIED PHOTONIC DEVICES, INC.

                                   By: /s/ Bruce A. Cannon
                                       ----------------------------------
                                       Its Duly Authorized Officer

                                   SPECTRAN COMMUNICATION FIBER
                                   TECHNOLOGIES, INC.


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                                                                   EXHIBIT 10.77


                                   By: /s/ Bruce A. Cannon
                                       ----------------------------------
                                       Its Duly Authorized Officer

                                   FLEET NATIONAL BANK

                                   By: /s/ John F. Lynch, VP
                                       ----------------------------------
                                       Its Duly Authorized Officer



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